Exhibit 32.1

SECTION 906 CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF UA GRANITE CORPORATION

In connection with the accompanying Annual Report on Form 10-K of UA Granite Corporation for the year ended March 31, 2014, the undersigned, Myroslav Tsapaliuk, President of UA Granite Corporation, does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended March 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended March 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of UA Granite Corporation

Date: June 30, 2014

/s/ Myroslav Tsapaliuk
Myroslav Tsapaliuk
President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director (principal executive officer, principal financial officer and principal accounting officer)